UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Meritage Homes Corporation

(Name of Registrant as Specified In Its Charter)

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     The following information amends the definitive proxy statement of Meritage Homes Corporation for the 2010 Annual Meeting of Stockholders (the “2010 Proxy Statement”), which was filed with the Securities and Exchange Commission on March 31, 2010 and is first being sent to stockholders on or about April 9, 2010. Capitalized terms used herein shall have the meanings given to such terms in the definitive proxy statement.
     In the Summary Compensation Table in the 2010 Proxy Statement, the 2007 stock awards compensation for Steven J. Hilton and Larry W. Seay was incorrectly reported. For Mr. Hilton, the stock awards compensation expense was originally reported as $262,260. The correct amount is $770,760. For Mr. Seay, the stock awards compensation expense was originally reported as $106,842 and the correct amount is $313,999. In addition, the 2007 amounts reported as stock awards compensation and options awards compensation for C. Timothy White were inadvertently transposed.
     No compensation information in the Summary Compensation Table relating to fiscal 2009 or 2008 is affected.
     A revised Summary Compensation Table reflecting these corrections is set forth below.
Summary Compensation Table

							Changes in
							Pension
						Non-Equity	Value and
						Incentive	Nonqualified		All
				Stock	Option	Plan	Deferred		Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation		Compensation
Position	Year	($)	($)(2)	($)(3)	$ (4)	($)	Earnings($)		($)(6)	Total($)
Steven J Hilton,	2009	800,000	—	1,605,375	—	—	—		54,044	2,459,419
Chairman and CEO(1)	2008	1,017,500	—	—	2,029,294	—	—		48,382	3,095,176
	2007	1,017,500	—	770,760	1,468,777	—	—		206,116	3,463,153

Larry W. Seay,	2009	450,000	250,000	1,070,250	—	—	—		48,934	1,819,184
EVP and CFO	2008	450,000	—	—	239,010	—	—		40,701	729,711
	2007	450,000	—	313,999	1,128,975	—	2,210	(5)	110,935	2,006,119

C. Timothy White,	2009	525,000	250,000	1,070,250	—	—	—		45,689	1,890,939
EVP, General Counsel	2008	525,000	—	—	—	—	—		52,052	577,052
and Secretary	2007	525,000	450,000	321,150	675,140	—	—		92,420	2,063,710

Steven M. Davis,	2009	400,000	375,000	1,070,250	—	—	—		32,174	1,877,424
EVP and COO	2008	400,000	—	—	—	—	—		28,713	428,713
	2007	400,000	250,000	—	598,738	—	—		218,985	1,467,723

(1)	All compensation is for Mr. Hilton’s services in his capacity as the Chairman and Chief Executive Officer of the Company. Mr. Hilton did not receive any separate compensation for his services as a director.

(2)	Amounts represent discretionary bonuses approved by the Compensation Committee. The amounts awarded in 2009 are discussed above in the discussion about the compensation awarded to each of our NEOs in 2009.

(3)	The non-vested shares (restricted stock) grants have a fair value equal to the closing price of our stock on the date of the grant, in accordance with the requirements of Accounting Standards Codification Subtopic (“ASC”) 718. Balance includes all restricted stock awards granted in the year to our NEO’s and not just the prorated share of all unvested grants that vested in the current year. See additional detail “Grant of Plan-Based Awards” table.

(4)	See Note 10 “Incentive Awards and Retirement Plan” of our consolidated financial statements included in our 2009 Annual Report on Form 10-K for a discussion of the Black-Scholes assumptions used for computing the fair value of options granted. As required, the options award calculation is equal to the Black-Scholes value of the option in any year multiplied by the total number of all options granted in the year, not just the proportionate share of all unvested grants that vested in the current year.

(5)	Amount represents above-market earnings on deferred compensation that is not tax-qualified. See Nonqualified Deferred Compensation table below for more detail on Mr. Seay’s deferred compensation earnings.

(6)	See following table for more detail:

All Other Compensation Table
Year Ended December 31, 2009

		Health and
		Insurance		Car	Plane		Total All Other
		Premiums	401(k)	Allowance	Travel	Other	Compensation
Name and Principal Position		($)(1)	Match ($)	($)	($)(2)	($)(3)(4)(5)	($)
Steven J Hilton,	2009	31,921	5,880	—	—	16,243	54,044
Chairman and CEO	2008	33,230	5,520	—	—	9,632	48,382
	2007	29,557	5,400	—	3,855	167,304	206,116

Larry W. Seay,	2009	23,578	5,880	14,400	—	5,076	48,934
EVP and CFO	2008	17,452	5,520	14,400	—	3,329	40,701
	2007	16,840	5,400	14,400	—	74,295	110,935

C. Timothy White,	2009	26,667	—	14,400	—	4,622	45,689
EVP, General Counsel	2008	31,267	—	14,400	—	6,385	52,052
and Secretary	2007	21,338	—	14,400	—	56,682	92,420

Steven M. Davis,	2009	17,174	—	15,000	—	—	32,174
EVP and COO	2008	13,713	—	15,000	—	—	28,713
	2007	13,408	—	15,000	—	190,577	218,985

(1)	Includes: (i) employer portion of benefits provided to all employees and (ii) life and disability insurance premiums and healthcare check-up as contemplated in each NEO’s employment agreement if such elections were made.

(2)	In accordance with Mr. Hilton’s employment agreement in effect during 2006, he was granted the right to personal use of a chartered aircraft for a pre-determined number of annual flight hours. The amounts in the table above reflect these travel benefits, which were computed as out-of-pocket costs paid to the respective aircraft charter companies for these personal-use flights. The balance also reflects any tax gross-up paid to Mr. Hilton in connection with the taxable income associated with these flights until the adoption of his then new employment agreement in mid-January 2007.

(3)	Other includes the following for 2009: income gross-up to reflect tax consequences, as applicable, of $16,243; $5,076 and $4,622 for Messrs. Hilton, Seay and White, respectively.

(4)	Other includes the following for 2008: income gross-up to reflect tax consequences, as applicable, of $9,632, $3,329 and $6,385 for Messrs. Hilton, Seay and White, respectively.

(5)	Other includes the following for 2007: (i) spousal travel of $6,217, $1,182, $1,182 and $1,182 for Messrs. Hilton, Seay, White and Davis, respectively; (ii) relocation costs of $119,012 for Mr. Davis; (iii) stock option tender offer payment of $1.50 per option totaling $150,000, $60,000, $52,500 and $22,500 for Messrs. Hilton, Seay, White and Davis, respectively; and (iv) income gross-up to reflect tax consequences, as applicable, of $11,087, $13,113, $3,000 and $47,883 for Messrs. Hilton, Seay, White and Davis, respectively. Spousal travel is determined as either the actual ticket price for commercial airline travel or the equivalent of a first-class comparable ticket on a major air travel carrier for private plane travel.